                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Auspex Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              AUSPEX SYSTEMS, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 20, 1997

TO THE STOCKHOLDERS OF AUSPEX SYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of AUSPEX SYSTEMS, INC., a Delaware corporation (the "Company"), will be held at 9:00 a.m., local time, on Thursday, November 20, 1997, at the Santa Clara Convention Center, 5001 Great America Parkway, Conference Room 207, Santa Clara, California 95054, for the following purposes:

          1. To elect one (1) Class II director of the Company to serve for a two-year term.

          2. To approve the adoption of the Company's 1997 Stock Plan and the reservation of 2,000,000 shares of Common Stock for issuance thereunder.

          3. To approve a 500,000 share increase in the Common Stock issuable under the Company's 1993 Employee Stock Purchase Plan.

          4. To approve amendments to the Company's 1993 Directors' Stock Option Plan to (i) amend the vesting of initial and annual option grants automatically awarded to the Company's directors thereunder and (ii) provide for the acceleration of vesting of such options upon the occurrence of certain events.

          5. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending June 30, 1998.

          6. To transact such other business as may come properly before the meeting or any postponements or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on October 2, 1997 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person; however, to ensure your representation at the meeting you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                          By Order of the Board of Directors,

                                          /s/ Henry P. Massey, Jr.

                                          Henry P. Massey, Jr.
                                          Secretary
Santa Clara, California
October 14, 1997

                              AUSPEX SYSTEMS, INC.

                            PROXY STATEMENT FOR THE

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of AUSPEX SYSTEMS, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, November 20, 1997 at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Santa Clara Convention Center, 5001 Great America Parkway, Conference Room 207, Santa Clara, California 95054. The telephone number at that location is (408) 748-7000. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted "FOR" (i) the election of the one (1) Class II nominee for director set forth herein, (ii) the adoption of the Company's 1997 Stock Plan and the reservation of 2,000,000 shares of Common Stock for issuance thereunder, (iii) the approval of a 500,000 share increase in the Common Stock issuable under the Company's 1993 Employee Stock Purchase Plan, (iv) the amendments to the 1993 Directors' Stock Option Plan changing the vesting of initial and annual option grants automatically awarded to the Company's directors thereunder and providing for the acceleration of vesting of such options upon the occurrence of certain events, (v) the ratification of the appointment of Arthur Andersen LLP as independent auditors and, (vi) at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended June 30, 1997, including financial statements, were first mailed on or about October 14, 1997, to all stockholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

     Stockholders of record at the close of business on October 2, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 25,093,239 shares of the Company's Common Stock, $.001 par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the principal executive offices of the Company at Auspex Systems, Inc., 5200 Great America Parkway, Santa Clara, California 95054, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

VOTING AND SOLICITATION

     On all matters, each share has one vote.

     The cost of soliciting proxies will be borne by the Company. The Company has retained Skinner & Company, Inc., a proxy solicitation firm, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals and estimates that such service will cost approximately $5,000. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries. The Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST", or "WITHHELD FROM" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     In a 1989 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for the purpose of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     The Company currently intends to hold its 1998 Annual Meeting of Stockholders in November 1998 and to mail proxy statements relating to such meeting in October 1998. The date by which stockholder proposals must be received by the Company for inclusion in the proxy statement and form of proxy for its 1998 Annual Meeting of Stockholders is June 16, 1998. Such stockholder proposals should be submitted to Auspex Systems, Inc. at 5200 Great America Parkway, Santa Clara, California 95054, Attention: Secretary.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEE

     Pursuant to the Company's Restated Certificate of Incorporation, the Board of Directors is divided into two classes. The directors are elected to serve staggered two-year terms, such that the term of one class of directors expires each year. The Company currently has four directors divided among the two classes as follows: Class I -- W. Frank King, David F. Marquardt and Bruce N. Moore; and Class II -- R. Stephen Cheheyl. The one (1) Class II director has been nominated for election at the Annual Meeting for a two-year term ending at the 1999 Annual Meeting of Stockholders or when such director's successor is elected.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Class II nominee named below. In the event that such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as director, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware that the nominee will be unable or will decline to serve as a director. The director elected at this Annual Meeting will serve until the term of that director's class expires or until such director's successor has been duly elected and qualified.

VOTE REQUIRED

     The one (1) nominee in Class II receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEE LISTED BELOW.

     The names of the directors, certain information about them and their ages as of September 30, 1997 are set forth below:

                                                                                 DIRECTOR    TERM
        NAME OF DIRECTOR          AGE        POSITION(S) WITH THE COMPANY         SINCE     EXPIRES   CLASS
--------------------------------  ---   ---------------------------------------  --------   -------   -----
NOMINEE FOR CLASS II DIRECTOR
R. Stephen Cheheyl..............  51    Director                                   1995       1999      II
DIRECTORS WHOSE TERMS CONTINUE
W. Frank King...................  57    Director                                   1994       1998       I
David F. Marquardt..............  48    Director                                   1989       1998       I
Bruce N. Moore..................  46    Chief Executive Officer, President and     1995       1998       I
                                        Director

  Nominee for Class II Director:

     Mr. R. Stephen Cheheyl has served as a director of the Company since April 1995. From October 1994 until he retired in December 1995, Mr. Cheheyl served as an Executive Vice President of Bay Networks, Inc., which was formed through the merger of Wellfleet Communications, Inc. ("Wellfleet") and Synoptics Communications Inc. From December 1990 to October 1994, Mr. Cheheyl served as Senior Vice President, Finance and Administration at Wellfleet. He also serves on the boards of directors of ON Technology Corporation, Infinium Software, Inc. and Sapient Corporation.

  Directors Whose Terms Continue:

     Dr. W. Frank King has served as a director of the Company since October 1994. Dr. King has served as President, Chief Executive Officer and a Director of PSW Technologies, Inc., a software services firm that provides high value solutions to technology vendors and business end-users by mastering and applying critical emerging technologies, since October 1996. From 1992 to October 1996, Dr. King served as President of Pencom Software, a division of Pencom Systems, Inc. From 1988 to 1992, Dr. King was Senior Vice President of the Software Business group of Lotus, a software publishing company. Prior to joining Lotus, Dr. King was with IBM, a technology company, for 19 years, where his last position was Vice President of Development for the Personal Computing Division. Dr. King also serves on the boards of directors of State of the Art, Inc., Excalibur Technologies Corporation, SystemSoft and Natural Microsystems, Inc.

     Mr. David F. Marquardt has served as a director of the Company since April 1989. Since August 1995, Mr. Marquardt has been a general partner at August Capital, which is a private venture capital partnership. Since August 1980, Mr. Marquardt has been a general partner of various Technology Venture Investors entities, which are private venture capital limited partnerships. Mr. Marquardt also serves on the boards of directors of Microsoft Corporation, Farallon Communication, Inc., Visioneer, Inc. and several privately held companies.

     Mr. Bruce N. Moore joined the Company in June 1995 as President, Chief Operating Officer and a member of the Board of Directors. In January 1996, Mr. Moore assumed the additional role of Chief Executive Officer and relinquished the role of Chief Operating Officer. Mr. Moore joined the Company from Diasonics Ultrasound, Inc., a provider of diagnostic ultrasound equipment, where he held the positions of President and Chief Executive Officer. His eleven-year career at Diasonics included various senior management positions in marketing and business development. Mr. Moore started his career as a sales representative in IBM's Data Processing Division in 1976.

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of seven (7) meetings during the fiscal year ended June 30, 1997 and acted once by unanimous written consent. No director attended fewer than 75% of the total number of meetings of the Board of Directors, or committees of the Board of Directors on which he served, held during the fiscal year or such shorter period as he may have served as a director. The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions.

     The Audit Committee, which consists of Dr. W. Frank King and Mr. R. Stephen Cheheyl, held two (2) meetings during the fiscal year. This committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee, which consists of Dr. W. Frank King and Mr. David F. Marquardt, held a total of six (6) meetings during the fiscal year and acted once by unanimous written consent. This committee reviews and approves the Company's executive compensation policies and approves all stock option grants to executive officers, stock option grants over 10,000 shares to new employees and all subsequent stock option grants to existing employees.

     The Stock Option Committee, which consisted of Messrs. Laurence B. Boucher and Bruce N. Moore in fiscal year 1997, until Mr. Boucher's resignation from the Board of Directors in January 1997, after which the Stock Option Committee consisted of only Mr. Moore, held no meetings during the fiscal year. This committee is primarily responsible for approving all stock option grants to newly-hired employees (other than executive officers) of 10,000 shares or fewer.

BOARD OF DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive compensation for their services as directors at the rate of $2,000 per quarter and $1,000 per Board of Director or committee meeting attended. Generally, Compensation Committee meetings are held just prior to or just after regularly scheduled Board of Director meetings and directors are not separately compensated for attending such committee meetings. Non-employee directors are automatically granted an initial option to purchase 16,000 shares of the Company's Common Stock and thereafter annual options to purchase 4,000 shares of the Company's Common Stock pursuant to the terms of the Company's 1993 Directors' Stock Option Plan. Pursuant to this plan, on July 1, 1997, Mr. Cheheyl, Dr. King and Mr. Marquardt were each granted an annual option to purchase 4,000 shares of Common Stock at an exercise price of $9.00 per share, which options vest fully on the fourth anniversary of the date of grant. For information regarding certain proposed amendments to the 1993 Directors' Stock Option Plan, see Proposal No. 4.

                                 PROPOSAL NO. 2

                APPROVAL OF THE ADOPTION OF THE 1997 STOCK PLAN

     At the Annual Meeting, the stockholders are being requested to consider and approve the adoption of the Company's 1997 Stock Plan (the "1997 Plan") and the reservation of 2,000,000 shares of the Company's Common Stock for issuance thereunder.

     In September 1997, the Board of Directors adopted the 1997 Plan and reserved 2,000,000 shares of Common Stock for issuance thereunder, subject to stockholder approval. The 1997 Plan is intended to replace the Company's 1988 Stock Option Plan, as amended (the "1988 Plan"), which will terminate with respect to the grant of any new options upon stockholder approval of the 1997 Plan. Pursuant to the terms of the 1997 Plan, all unissued and available shares under the 1988 Plan will be added to the shares issuable under the 1997 Plan, including any shares which are returned to the 1988 Plan as a result of the termination or forfeiture of any options granted under the 1988 Plan. The Company cannot estimate the number of shares which will be returned to the 1988 Plan as a result of such terminations or forfeitures; however, as of September 30, 1997, there were 1,416,162 and, subject to stockholder approval, 2,000,000 shares of Common Stock available for issuance under the 1988 Plan and 1997 Plan, respectively.

     Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), limits the Company's deduction in any one fiscal year for federal income tax purposes to $1,000,000 per person with respect to the Company's Chief Executive Officer and its four other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Option grants under the 1997 Plan will not be subject to the deduction limitation if the stockholders approve the material provisions of the 1997 Plan (see Appendix A). The 1997 Plan allows for the grant of incentive stock options to all employees of the Company and the grant of nonstatutory stock options and restricted stock to employees, directors and consultants of the Company. Incentive stock options must be granted with an exercise price not less than the fair market value of the Company's Common Stock on the date of grant. The exercise price for nonstatutory stock options and the purchase price for restricted stock is determined by the administrator of the 1997 Plan. The 1997 Plan provides that no employee of the Company may be granted, in any fiscal year, options to purchase more than 1,000,000 shares of Common Stock. However, notwithstanding this limit, in connection with such individual's initial employment with the Company, the individual may be granted options to purchase up to an additional 500,000 shares.

PURPOSE

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to have a stock plan in place for several reasons. First, the 1988 Plan expires by its terms in April 1988, and the Board of Directors believes that having a stock plan in place is vital to retaining, motivating and rewarding employees, executives and consultants by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. Second, the Board of Directors believes that granting stock options to employees is an important contributor to aligning the incentives of the Company's employees with the interests of the Company's stockholders. Third, the number of shares reserved for issuance under the 1997 Plan will provide the Company with an adequate pool of options to compete effectively with other companies for existing and new employees. Competition for qualified employees in the technology market is extremely intense, and, due to the rapid growth of many successful companies in this sector, such competition is increasing. The Board of Directors believes that in order to remain competitive with other technology companies with regard to its long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company. Finally, an adequate pool of options will enhance the Company's ability to structure attractive offers to potential acquisition targets. A summary of the principal terms of the 1997 Plan is located in Appendix A to this Proxy Statement.

NEW 1997 PLAN BENEFITS

     The Company cannot now determine the number of stock options to be granted in the future to the Named Executive Officers (as defined in "Executive Compensation -- Summary Compensation Table"), all current executive officers as a group, all current directors who are not executive officers as a group or all employees (including current officers who are not executive officers) as a group. However, the following table sets forth information with respect to stock option grants under the 1988 Plan during the fiscal year ended June 30, 1997 to such persons:

                          NEW 1997 PLAN BENEFITS TABLE

                                                                      NUMBER OF SHARES
                                                         DOLLAR      SUBJECT TO OPTIONS
           NAME OF INDIVIDUAL OR IDENTITY OF GROUP      VALUE($)         GRANTED(#)
        ----------------------------------------------  --------     ------------------
        Bruce N. Moore................................       --                  --
        Joseph G. Brown...............................       -- (1)          75,000
        Paul R. Gifford...............................       -- (1)         100,000
        Russell M. Lait...............................       -- (1)          50,000
        Kent L. Robertson.............................       -- (1)          25,000
        Michael B. Stevens............................       --                  --
        All current executive officers as a group (6
          total)......................................       -- (1)         250,000
        Non-Executive Director Group (3 total)........       --                  --
        All other employees as a group................  $454,351(2)       1,378,750

---------------

(1) The exercise prices of these options exceeded $9.625, the closing price of the Company's Common Stock on June 30, 1997 as listed on The Nasdaq Stock Market. None of such options were therefore in-the-money as of such date.

(2) This dollar value reflects the difference between $9.625 (the closing price of the Company's Common Stock on June 30, 1997) and the exercise prices of such options, multiplied by the number of shares subject to such options.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the adoption of the Company's 1997 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE COMPANY'S 1997 PLAN AND THE RESERVATION OF 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                 PROPOSAL NO. 3

          APPROVAL OF A 500,000 SHARE INCREASE IN THE SHARES ISSUABLE
             UNDER THE COMPANY'S 1993 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, the stockholders are being requested to consider and approve an amendment to the Company's 1993 Employee Stock Purchase Plan, as amended (the "Purchase Plan"), to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

     The Company's Purchase Plan was adopted by the Board of Directors and by the stockholders in March 1993. A total of 800,000 shares of Common Stock was reserved for issuance under the Purchase Plan. In September 1997, the Board of Directors approved a further increase of 500,000 shares issuable under the Purchase Plan, which, if approved by the stockholders, would increase the total shares reserved for issuance under the Purchase Plan since its inception to 1,300,000 shares. As of September 30, 1997, 652,003 shares of Common Stock had been purchased under the Purchase Plan and 147,997 shares remained available for future purchases. A summary of the principal terms of the Purchase Plan (which assumes the adoption of the proposed amendment) is located in Appendix B to this Proxy Statement.

PURPOSE AND EFFECT OF AMENDMENT

     The purpose of the proposed amendment to the Purchase Plan is to increase the number of shares available for issuance under the Purchase Plan. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders for a number of reasons. First, the Board of Directors believes that the Company's Purchase Plan serves to incentivize current employees and to align their interests with those of the Company's stockholders. Second, the Board of Directors believes that the Purchase Plan is an important element of the Company's strategy to attract and retain qualified employees in an increasingly competitive market. Finally, without the proposed share increase, the Company will deplete the shares available for issuance under the Purchase Plan within the next year.

AMENDED PURCHASE PLAN BENEFITS

     The Company cannot now determine the number of shares to be purchased in the future by the Named Executive Officers (as defined in "Executive Compensation -- Summary Compensation Table"), all current executive officers as a group, all current directors who are not executive officers as a group or all employees (including current officers who are not executive officers) as a group. However, the following table sets forth information with respect to share purchases under the Purchase Plan during the fiscal year ended June 30, 1997 by such persons:

                      AMENDED PURCHASE PLAN BENEFITS TABLE

                                                                               NUMBER OF
                                                                                SHARES
                                                                DOLLAR        SUBJECT TO
                                                                 VALUE          OPTIONS
             NAME OF INDIVIDUALS OR IDENTITY OF GROUP           ($)(1)        GRANTED (#)
        --------------------------------------------------    -----------     -----------
        Bruce N. Moore....................................     $   1,724           1,877
        Joseph G. Brown...................................           200             268
        Paul R. Gifford...................................            --              --
        Russell M. Lait...................................           583             970
        Kent L. Robertson.................................            --              --
        Michael B. Stevens................................         1,597           2,371
        All current executive officers as a group (6
          total)..........................................         4,104           5,486
        Non-Executive Director Group (3 total)............            --              --
        All other employees as a group....................       131,893         213,198

---------------

(1) Indicates the difference between the purchase prices of the shares and $9.625, the closing price of the Company's Common Stock on June 30, 1997 as listed on The Nasdaq Stock Market, multiplied by the number of shares purchased.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE 500,00 SHARE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY'S PURCHASE PLAN.

                                 PROPOSAL NO. 4

                         APPROVAL OF AMENDMENTS TO THE
                       1993 DIRECTORS' STOCK OPTION PLAN

     At the Annual Meeting, the stockholders are being requested to consider and approve amendments to the Company's 1993 Directors' Stock Option Plan (the "Directors' Plan") to (i) change the vesting of initial and annual option grants automatically awarded to the Company's directors thereunder and (ii) provide for the acceleration of vesting of such options upon the occurrence of certain events.

     The Directors' Plan was approved by the Board of Directors and by the stockholders in March 1993. A total of 175,000 shares of Common Stock was reserved for issuance under the Directors' Plan. In September 1997, the Board of Directors approved amendments to the Directors' Plan which (i) modify the vesting of annual and subsequent automatic option grants and (ii) accelerate the vesting of options under certain conditions. As of September 10, 1997, options to purchase 100,000 shares of Common Stock (net of lapsed and terminated options) had been granted under the Directors' Plan, 75,000 shares remained available for future option grants and options for the purchase of 16,000 shares had been exercised. A summary of the principal terms of the Directors' Plan (which assumes adoption of the amendments) is located in Appendix C to this Proxy Statement.

PURPOSE AND EFFECT OF AMENDMENTS

     The purposes of the proposed amendments to the Directors' Plan are to (i) amend the vesting of option grants to the Company's non-employee directors and
(ii) provide for the acceleration of options upon the occurrence of certain events. The Directors' Plan provides that each new non-employee director will automatically be granted an initial option to purchase sixteen thousand (16,000) shares of the Company's Common Stock on the first business date of the fiscal year following such director's election to the Board of Directors and thereafter annual options to purchase four thousand (4,000) shares of the Company's Common Stock. Currently, the initial option grants become exercisable as to twenty-five percent (25%) of the total shares granted on the first, second, third and fourth anniversaries of the date of grant; and the subsequent annual option grants become exercisable as to one hundred percent (100%) of the total shares granted on the fourth anniversary of the date of grant. The proposed amendments would make all options granted under the Directors' Plan become exercisable as to one-sixteenth ( 1/16th) of the shares subject to such options each quarter over a period of four years. An additional amendment provides that in the event of a merger, acquisition or sale of all or substantially all of the assets of the Company (collectively, a "Change in Control"), to the extent unvested, an additional 25% of the total number of shares subject to an option become immediately vested. Additionally, in the event of a Change in Control where the options are not assumed or substituted by the acquiror, all shares subject to all outstanding options immediately become fully vested and exercisable. However, if either of such accelerated vesting features would in and of itself jeopardize the Company's ability to account for a merger as a pooling of interest, then no such acceleration shall occur with respect to any options issued under the Directors' Plan.

     The Board of Directors believes that stock option grants are an essential element in attracting and retaining qualified individuals to serve as directors of the Company. The pool of individuals qualified to be directors of growing technology companies is relatively small and the number of companies seeking such expertise is increasing. In addition, many qualified individuals are reluctant to serve on boards of directors unless appropriately compensated for the responsibility and risk they assume. The Board of Directors believes that most individuals it seeks as Board of Director members expect equity compensation as an inducement for their services. Further, the Board of Directors believes that equity compensation serves to better align the interests of non-employee directors with those of the Company and its stockholders than does cash compensation. The Board of Directors believes that the proposed amendments are in the best interests of the Company and its stockholders for two reasons. First, the Board of Directors believes that accelerating the vesting of option grants to non-employee directors will make these options more valuable to the grantees and thus will help to attract and retain qualified individuals to serve as directors of the Company. Second, the Board of Directors believes that providing non-employee directors with an early opportunity to acquire a significant ownership interest in the Company's Common Stock will help to incentivize those directors to use their influence and talent to maximize stockholder value for all stockholders.

AMENDED DIRECTORS' PLAN BENEFITS

     The following table sets forth information with respect to stock option grants to be made under the Directors' Plan to the Company's non-employee directors for the fiscal year ending June 30, 1998:

                     AMENDED DIRECTORS' PLAN BENEFITS TABLE

                                                                               NUMBER OF
                                                                             SHARES SUBJECT
                                                                DOLLAR      TO OPTIONS TO BE
                                                                 VALUE       GRANTED DURING
              NAME OF INDIVIDUAL OR IDENTITY OF GROUP           ($)(1)      FISCAL 1998 (#)
        ----------------------------------------------------    -------     ----------------
        R. Stephen Cheheyl..................................     --               4,000
        W. Frank King.......................................     --               4,000
        David F. Marquardt..................................     --               4,000
        All current directors who are not executive officers
          (3 persons).......................................     --              12,000

---------------

(1) Pursuant to the Directors' Plan, these stock options were automatically granted on July 1, 1997 at an exercise price of $9.00 (the closing price of the Company's Common Stock on July 1, 1997 as listed on The Nasdaq Stock Market).

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendments to the Company's Directors' Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENTS TO THE COMPANY'S DIRECTORS' PLAN TO CHANGE THE VESTING OF THE INITIAL AND ANNUAL OPTION GRANTS AUTOMATICALLY AWARDED TO THE COMPANY'S DIRECTORS THEREUNDER AND TO PROVIDE FOR ACCELERATION OF VESTING UPON THE OCCURRENCE OF CERTAIN EVENTS.

                                 PROPOSAL NO. 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1998, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Arthur Andersen LLP has audited the Company's financial statements since 1991. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending June 30, 1998.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information for the three most recently completed fiscal years concerning the compensation of the Chief Executive Officer of the Company and the five other most highly compensated executive officers of the Company (the "Named Executive Officers") in the fiscal year ended June 30, 1997:

                                                                          LONG-TERM
                                             ANNUAL COMPENSATION      COMPENSATION
                                            ---------------------         SECURITIES          ALL OTHER
                                 FISCAL      SALARY       BONUS       UNDERLYING OPTIONS     COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR        ($)         ($)(1)             (#)                ($)(2)
-------------------------------  ------     --------     --------     ------------------     ------------
Bruce N. Moore.................   1997      $350,000     $125,342                --            $  1,285
  Chief Executive Officer         1996       285,732      171,000                --               1,833
  and President                   1995        13,154           --           400,000                  31

Joseph G. Brown................   1997       205,960       73,431(3)        100,000(4)            1,285
  Vice President of World Wide    1996       186,383       30,000                --               1,598
  Field Operations                1995       177,113       35,000                --               1,857

Paul R. Gifford(5).............   1997       145,385       88,852(6)        100,000              53,213(7)
  Vice President of Product
  Development

Russell M. Lait(8).............   1997       156,533       39,470           107,500(9)              345
  Vice President of Operations

Kent L. Robertson..............   1997       226,595       45,000           150,000(10)           3,320
  Vice President of Finance       1996        37,231       16,500           100,000                 692
  and Chief Financial Officer

Michael B. Stevens.............   1997       165,000       80,180(11)       107,000(12)           9,052(13)
  Vice President of               1996       120,000      140,963(14)       107,000               8,597(15)
  North American Sales

---------------

 (1) Includes (in each fiscal year) bonuses earned during the fiscal year and paid in the subsequent fiscal year.
 (2) Group term life insurance premiums except as otherwise indicated.
 (3) Includes $39,536 in sales commissions.
 (4) Includes 25,000 options granted in exchange for cancellation of a like number of previously granted options that were repriced on November 1, 1996.
 (5) Mr. Gifford was appointed an executive officer of the Company on October 21, 1996.
 (6) Includes $50,000 signing bonus.
 (7) Also includes $52,394 of relocation expenses.
 (8) Mr. Lait was appointed an executive officer of the Company on August 1, 1996.
 (9) Includes 57,500 options granted in exchange for cancellation of a like number of previously granted options that were repriced on November 1, 1996.
(10) Includes 125,000 options granted in exchange for cancellation of a like number of previously granted options that were repriced on November 1, 1996.
(11) Includes $19,420 in sales commissions.
(12) Reflects 107,000 options granted in exchange for cancellation of a like number of previously granted options that were repriced on November 1, 1996.
(13) Also includes $6,600 car allowance and $325 health club reimbursement.
(14) Includes $66,611 in sales commissions.
(15) Also includes $6,600 auto allowance and $650 health club reimbursement.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options made during the fiscal year ended June 30, 1997 to the Named Executive Officers:

                                             INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                         ----------------------------------------------------------   VALUE AT ASSUMED ANNUAL
                           NUMBER OF       PERCENT OF                                  RATES OF STOCK PRICE
                          SECURITIES     TOTAL OPTIONS                                APPRECIATION FOR OPTION
                          UNDERLYING       GRANTED TO       EXERCISE                          TERM(4)
                            OPTIONS       EMPLOYEES IN       PRICE       EXPIRATION   -----------------------
         NAME            GRANTED(#)(1)   FISCAL YEAR(2)   ($/SHARE)(3)      DATE       5%($)         10%($)
-----------------------  -------------   --------------   ------------   ----------   --------     ----------
Bruce N. Moore.........          --             --               --              --         --             --

Joseph G. Brown........      25,000           0.70%          $15.50        09/02/06   $243,697     $  617,575
                             25,000(5)        0.70            10.25        11/01/06    161,154        408,397
                             50,000           1.40            12.75        12/06/06    400,921      1,016,011

Paul R. Gifford........     100,000(6)        2.80            10.25        11/01/06    644,617      1,633,586

Russell M. Lait........      50,000           1.40            15.50        09/03/06    487,394      1,235,150
                             57,500(5)        1.61            10.25        11/01/06    370,655        939,312

Kent L. Robertson......      25,000           0.70            15.50        09/03/06    243,697        617,575
                            125,000(5)        3.51            10.25        11/01/06    805,772      2,041,983

Michael B. Stevens.....     107,000(5)        3.00            10.25        11/01/06    689,741      1,747,937

---------------

(1) Under the terms of the Company's 1988 Plan, the Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.

(2) An aggregate of 3,562,342 options to purchase shares of Common Stock of the Company was granted to employees and consultants during the fiscal year ended June 30, 1997. This number includes 1,933,592 options granted in exchange for cancellation of a like number of previously granted options that were repriced in November 1996.

(3) The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares that are already owned or by offset of the underlying shares, subject to certain conditions.

(4) These columns show the hypothetical gains or "option spreads" of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full ten-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

(5) Reflects options granted in exchange for cancellation of a like number of previously granted options. These options vest monthly over 5 years beginning one month following the date of grant.

(6) Includes 20,000 options that vest on October 21, 1998; the remaining options vest equally over a period of 48 months.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides certain information concerning option exercises by the Named Executive Officers during the fiscal year ended June 30, 1997 and fiscal year-end option values:

                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                               NUMBER OF                  UNDERLYING UNEXERCISED       THE-MONEY OPTIONS AT JUNE
                                 SHARES        VALUE     OPTIONS AT JUNE 30, 1997           30, 1997($)(2)
                              ACQUIRED ON     REALIZED  ---------------------------   ---------------------------
           NAME               EXERCISE(#)     ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------  --------------   -------   -----------   -------------   -----------   -------------
Bruce N. Moore.............          --            --     160,000        240,000              --             --
Joseph G. Brown............          --            --      76,248        118,753       $ 222,287      $ 175,217
Paul R. Gifford............          --            --          --        100,000              --             --
Russell M. Lait............       7,488       $68,962      17,708         52,692          77,906         12,206
Kent L. Robertson..........          --            --       2,916        122,084              --             --
Michael B. Stevens(3)......         500         3,250      29,566         92,434          23,406         15,219

---------------

(1) Calculated by determining the difference between the closing price of the Company's Common Stock on The Nasdaq National Market on the date of exercise and the exercise price of the options, and multiplying such difference by the number of shares.

(2) Calculated by determining the difference between the fair market value of the Company's Common Stock underlying the options at June 30, 1997 (the closing price of the Common Stock of the Company was listed on The Nasdaq National Market at $9.625 per share on June 30, 1997) and the exercise price of the options, and multiplying such difference by the number of shares subject to outstanding options.

(3) Under the Company's 1988 Plan, certain of the options listed are immediately exercisable for all shares subject to the option, including shares that have not yet vested. However, unvested shares purchased upon early exercise of options are subject to repurchase by the Company, at its option, upon the optionee's termination of employment. This repurchase right lapses over time. Certain of the shares listed above were subject to repurchase by the Company on June 30, 1997.

                  SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

     On June 7, 1995, the Company entered into an agreement with Bruce N. Moore, Chief Executive Officer, President and director, which provides, among other things, that in the case of (i) the termination of Mr. Moore for any reason other than for cause or (ii) an acquisition of the Company following which Mr. Moore elects not to continue his employment with the Company or the acquiror, Mr. Moore will be entitled to receive his salary and continue his participation in the Company's executive bonus program for a period of 12 months following such termination or acquisition. Mr. Moore's current annual base salary is equal to $375,000 and he is eligible for a bonus of up to 55% of his annual salary pursuant to the Company's annual cash incentive program.

                      REPORT OF THE COMPENSATION COMMITTEE

     The following is the Report of the Compensation Committee of the Company's Board of Directors, describing the compensation policies and rationale with respect to the compensation paid to the Company's executive officers for the fiscal year ended June 30, 1997. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into such filing.

INTRODUCTION

     The Compensation Committee administers the Company's executive compensation programs. The Compensation Committee is comprised of two non-employee directors of the Company, Dr. W. Frank King and Mr. David F. Marquardt. The Company's programs and policies are designed to enhance stockholder values by closely linking executive rewards with the Company's success.

     The Company's executive compensation program has three elements:

     - Base Salary

     - Annual Cash Incentive Plan

     - Stock Option Program

BASE SALARY

     The base salaries for the Company's executive officers for the fiscal year ended June 30, 1997 set forth in the Summary Compensation Table were determined by the Compensation Committee. See "Executive Compensation -- Summary Compensation Table." The Compensation Committee considers the recommendations made by the Chief Executive Officer for the Company's officers other than the Chief Executive Officer. In addition, the Compensation Committee retained the services of an outside compensation consulting firm. In its deliberations, the Compensation Committee took into consideration:

     - Salaries of officers in similar positions in similar sized and comparable high technology companies. This peer group of companies may be different than those of the companies incorporated in the stock performance graph inasmuch as they represent competitors for executive talent, rather than commercial competitors;

     - Company performance as measured by achievement of goals and objectives established at the start of the previous fiscal year; and

     - Evaluations of each individual's contributions as made by the Chief Executive Officer (the Chief Executive Officer's performance was evaluated independently by the Committee).

ANNUAL CASH INCENTIVE PROGRAM

     The annual cash incentive plan is designed to reward participants for achievement of predetermined Company goals and objectives. These predetermined goals and objectives are designed to drive Company performance towards enhanced stockholder returns. During the fiscal year ended June 30, 1997, awards were earned under this plan by the Company's officers, including the Chief Executive Officer, as set forth in the bonus column of the Summary Compensation Table. See "Executive Compensation -- Summary Compensation Table."

STOCK OPTION PROGRAM

     During the fiscal year ended June 30, 1997, the Compensation Committee approved all stock option grants made to executive officers and employees under the stockholder approved 1988 Plan, except for stock option grants to newly-hired employees who are non-executive officers receiving 10,000 or fewer shares (which are handled by the Stock Option Committee). The stock option program is designed to attract, retain and motivate the Company's officers and other participants by providing them with a meaningful stake in the Company's long-term success.

     In making its determinations, the Compensation Committee takes into consideration:

     - Grants made to individuals in similar positions in comparable high technology companies;

     - Participants' contributions to the Company's performance, both short and long-term;

     - Prior stock option grants, especially as they relate to the number of options vested and unvested; and

     - Impact that total option grants made to all participants have on dilution of current stockholder ownership and the Company's earnings.

     Stock option grants made to the Named Executive Officers are set forth in the table of option grants in the last fiscal year set forth in this Proxy Statement. See "Executive Compensation -- Option Grants in Last Fiscal Year."

TEN-YEAR OPTION REPRICINGS FROM JULY 1, 1988 TO JUNE 30, 1997

     On November 1, 1996, the Board of Directors offered all employees the opportunity to exchange any outstanding stock options with exercise prices in excess of $10.25, the closing price per share of the Company's Common Stock on October 31, 1996 (as listed on The Nasdaq Stock Market), for new options with an exercise price of $10.25 per share. The new options were identical to the old options that were surrendered in exchange for the new options, except that the new options imposed a three month vesting delay. In approving the option repricing, the Board of Directors considered such factors as the competitive environment for retaining qualified employees and officers and the overall benefit to the stockholders from a highly motivated group of employees and officers. In particular, the Board of Directors recognized the extremely intense competition for qualified employees in the San Francisco Bay area employment market. Given the variety of alternative employment opportunities from both established high-technology companies and high-technology startup companies, the Board of Directors concluded that repricing out-of-the-money options would greatly assist the Company in retaining its employees and the members of the Company's management team. Finally, the Board of Directors recognized the important role which stock options serve in aligning the incentives of the Company's employees with the interests of the Company's stockholders.

                        TEN-YEAR OPTION REPRICINGS TABLE

     The following table provides certain information regarding the repricing of options held by the Company's executive officers during the last 10 completed fiscal years:

                                                                                                    LENGTH OF
                                           NUMBER OF                                                ORIGINAL
                                          SECURITIES    MARKET PRICE     EXERCISE                  OPTION TERM
                                          UNDERLYING      OF STOCK        PRICE         NEW       REMAINING AT
                                            OPTIONS      AT TIME OF     AT TIME OF    EXERCISE        DATE
            NAME                 DATE     REPRICED(#)   REPRICING($)   REPRICING($)   PRICE($)    OF REPRICING
-----------------------------  --------   -----------   ------------   ------------   --------   ---------------
Bruce N. Moore...............        --          --            --          --              --                 --
  Chief Executive Officer
  and President
Joseph G. Brown..............  11/01/96      25,000        $10.25        $ 15.50       $10.25    9 yrs. 305 days
  Vice President of World      02/28/94     100,000          6.50           9.75         6.50    9 yrs. 324 days
  Wide Field Operations
Paul R. Gifford..............        --          --            --          --              --                 --
  Vice President of Product
  Development
Russell M. Lait..............  11/01/96       7,500         10.25          15.50        10.25    8 yrs. 357 days
  Vice President of            11/01/96      50,000         10.25          15.50        10.25    9 yrs. 306 days
  Operations
Kent L. Robertson............  11/01/96     100,000         10.25          18.875       10.25    9 yrs. 180 days
  Vice President of Finance    11/01/96      25,000         10.25          15.50        10.25    9 yrs. 306 days
  and Chief Financial Officer
Michael B. Stevens...........  11/01/96       7,000         10.25          15.50        10.25    8 yrs. 357 days
  Vice President of            11/01/96     100,000         10.25          18.312       10.25    9 yrs. 173 days
  North American Sales         02/28/94       9,000          6.50          10.25         6.50    9 yrs. 196 days

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Bruce N. Moore serves as the Company's Chief Executive Officer and President. The Compensation Committee has independently reviewed the compensation of the Chief Executive Officer. The Compensation Committee's recommendation to the full Board of Directors regarding Mr. Moore's compensation was based upon the same criteria used to evaluate the Company's other officers, i.e., independent outside sources of compensation data, the Company's performance, the individual's performance and the overall contribution to the Company's short and long-term objectives.

     Utilizing this criteria, the Compensation Committee increased Mr. Moore's base salary by $65,000 for the fiscal year ended June 30, 1997 in order to recognize his contribution to the Company and recognize his level of responsibility versus that of other corporate officers of the Company. In addition, Mr. Moore earned a bonus of $125,342 for the fiscal year ended June 30, 1997 under the Company's annual cash incentive program. No stock options were granted to Mr. Moore during the fiscal year ended June 30, 1997.

     All evaluation and consideration of adjustments in Mr. Moore's compensation were made independently by the Compensation Committee during Mr. Moore's absence from the proceedings.

     The foregoing report has been furnished by the Compensation Committee of the Board of Directors of the Company.

                                          Compensation Committee

                                          W. Frank King
                                          David F. Marquardt

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 1997, the Compensation Committee consisted of Dr. W. Frank King and Mr. David F. Marquardt. The Company is not aware of any interlocks or insider participation required to be disclosed under applicable rules of the SEC.

                              COMPANY PERFORMANCE

     The following performance graph compares the cumulative total return to stockholders of the Company's Common Stock since May 11, 1993 (the date the Company first became subject to the reporting requirements of the Exchange Act) to the cumulative total return over such period of (i) The Nasdaq Stock Market (U.S. Companies) and (ii) the Hambrecht & Quist Technology Index. The information contained in the performance graph below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

     The performance graph assumes that $100 was invested on May 11, 1993 in the Company's Common Stock at the initial public offering price of $12.00 per share in each index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

                 HAMBRECHT & QUIST INDEX PRODUCTS AND SERVICES:
                       1997 PROXY PERFORMANCE GRAPH DATA

        MEASUREMENT PERIOD            AUSPEX SYSTEMS,                          NASDAQ STOCK
      (FISCAL YEAR COVERED)                INC.           H&Q TECHNOLOGY       MARKET - U.S.
5/11/93                                         100.00              100.00              100.00
DEC-93                                           79.17              110.27              113.97
JUN-94                                           41.67              104.60              104.08
DEC-94                                           56.25              132.46              111.41
JUN-95                                          104.17              185.04              138.93
DEC-95                                          152.08              198.06              157.56
JUN-96                                          125.00              216.25              178.37
DEC-96                                           96.88              246.16              193.78
JUN-97                                           80.21              270.13              216.91

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Company has entered into indemnification agreements with its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by Delaware law if certain claims are brought against them in their capacities with the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of September 2, 1997 (except as set forth in the footnotes) certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Named Executive Officers of the Company listed in the Summary Compensation Table above, (iii) each director of the Company, and (iv) all directors and executive officers as a group. The Company knows of no agreements among its stockholders which relate to voting or investment power of its shares of Common Stock.

                                                                        SHARES OF COMMON STOCK
                                                                         BENEFICIALLY OWNED(1)
                                                                        -----------------------
                                                                                      PERCENTAGE
     FIVE PERCENT STOCKHOLDERS, EXECUTIVE OFFICERS AND DIRECTORS          NUMBER      OWNERSHIP
----------------------------------------------------------------------  ----------    ---------
Neuberger & Berman, LLC(2)............................................   2,625,300       10.5%
  605 Third Avenue
  New York, NY 10158-3698
State of Wisconsin Investment Board(3)................................   2,307,200        9.2
  P.O. Box 7842
  Madison, WI 53702-0000
Nevis Capital Management, Inc.(4).....................................   1,377,800        5.5
  1119 St. Paul Street
  Baltimore, MD 21202
Bruce N. Moore(5).....................................................     188,498          *
Joseph G. Brown(5)....................................................      88,496          *
Paul R. Gifford(5)....................................................      21,000          *
Russell M. Lait(5)....................................................      46,845          *
Kent L. Robertson(5)..................................................      29,999          *
Michael B. Stevens(5).................................................      51,119          *
R. Stephen Cheheyl(5).................................................      13,000          *
W. Frank King(5)......................................................      12,000          *
David F. Marquardt(5).................................................      84,283          *
All current executive officers and directors as a group (9)
  persons(6)..........................................................     535,240        2.1

---------------

  * Less than one percent.

(1) Applicable percentage of ownership is based on 25,058,104 shares of the Company's Common Stock outstanding as of September 2, 1997 together with any applicable stock options held by such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of September 2, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Options granted by the Company prior to its initial public offering in May 1993 are immediately exercisable for all shares subject to the option, including shares that have not yet vested. Therefore, such options held by certain parties named in the table have been treated as currently exercisable. However, the Company has a right to repurchase, upon the optionee's termination of employment, any unvested shares acquired by the optionee through the early exercise of options. This repurchase right lapses over time.

(2) Neuberger & Berman, LLC claims shared dispositive power as to the 2,625,300 shares, shared voting power as to 924,100 shares and sole voting power as to 1,175,300 shares. Information provided herein is based solely upon a
    Schedule 13G filed with the SEC in September 1997.

(3) State of Wisconsin Investment Board claims sole voting and dispositive power as to the 2,307,200 shares. Information provided herein is based solely upon a Schedule 13F-E filed with the SEC in July 1997.

(4) Nevis Capital Management, Inc. claims sole voting and dispositive power as to the 1,377,800 shares. Information provided herein is based solely upon a
    Schedule 13F filed with the SEC in June 1997.

(5) Includes shares of Common Stock issuable upon exercise of options exercisable within 60 days of September 2, 1997 as follows: Bruce N. Moore, 186,666 shares; Joseph G. Brown, 87,499 shares; Paul R. Gifford, 20,000 shares; Russell M. Lait, 22,975 shares; Kent L. Robertson, 29,999 shares; Michael B. Stevens, 39,865 shares; R. Stephen Cheheyl, 8,000 shares; W. Frank King, 12,000 shares; and David F. Marquardt, 16,000 shares.

(6) Includes 423,004 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 2, 1997.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act and regulations of the SEC thereunder require the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during or with respect to the fiscal year ending June 30, 1997, all of the Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

                                 OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

                                          /s/ Henry P. Massey, Jr.

                                          Henry P. Massey, Jr.
                                          Secretary
Dated: October 14, 1997

                                   APPENDIX A

                           SUMMARY OF 1997 STOCK PLAN

     General. The purposes of the 1997 Stock Plan (the "1997 Plan") are to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1997 Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

     Administration. The 1997 Plan may generally be administered by the Board of Directors or the Committee appointed by the Board of Directors (as applicable, the "Administrator").

     Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the 1997 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

     Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 1997 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 1,000,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 500,000 shares of Common Stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

          (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a greater than 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

          (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 1997 Plan generally vest and become exercisable over five years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

          (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a greater than 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

          (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), the optionee may exercise his or her option within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the optionee's termination in the case of an incentive stock option, and six (6) months following the optionee's termination in the case of a non-statutory stock option.

          (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of disability, the optionee may exercise his or her option within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the option agreement) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for six
     (6) months following the optionee's termination. If an optionee's employment or consulting relationship terminates as a result of death while the optionee is an employee or consultant, the option may be exercised by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the option agreement) to the extent that the option would have vested had the optionee continued living and working for the Company for an additional six (6) months. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's death. If an optionee's employment or consulting relationship terminates as a result of death occurring within 30 days of the optionee's termination of employment or consultancy with the Company, the option may be exercised by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance within such period of time as is specified in the option agreement not to exceed three (3) months from the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement) to the extent that the option had vested on the date of termination.

          (f) Nontransferability of Options and Stock Purchase Rights: Options and stock purchase rights granted under the 1997 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          (g) Other Provisions: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Administrator.

     Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the standard form of restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1997 Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

     In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right, to the extent unvested, shall become vested and exercisable as to an additional 1/16th of the shares subject to the option or stock purchase right for each full year that such option or stock purchase right has been outstanding and any restricted stock will vest and the Company's repurchase right will lapse as to 1/16th of the shares subject to such repurchase right for each full year from the date of purchase. In addition, each outstanding option or stock purchase right may be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable, and any restricted stock will vest and the Company's repurchase right will fully lapse. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for thirty (30) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period. In the event that the Company's independent public accountants determine that the acceleration of vesting of outstanding options (described above) upon a merger would preclude accounting for such merger as a pooling of interests, and the Board of Directors desires to approve such transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, then any such option acceleration shall be null and void, but only if the absence of such option acceleration would preserve the pooling treatment.

     Amendment and Termination of the Plan. The Board of Directors may amend, alter, suspend or terminate the 1997 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1997 Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board of Directors or stockholders may alter or impair any option or stock purchase right previously granted under the 1997 Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Plan shall terminate 10 years from the date of its approval by the stockholders or the Board of Directors of the Company, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or greater than 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or greater than 10% stockholder of the Company.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1997 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

                                   APPENDIX B

                  SUMMARY OF 1993 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1993 Employee Stock Purchase Plan, as amended (the "Purchase Plan") was adopted by the Board of Directors and by the stockholders in March 1993. Including the 500,000 shares reserved for issuance by the Board of Directors in September 1997, a total of 1,300,000 shares of Common Stock currently is reserved for issuance under the Purchase Plan (pending stockholder approval of a 500,000 share increase). The Purchase Plan is intended to qualify under Section 423 of the Code.

     Purpose. The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, which serves to incentivize current employees and to align their interests with those of the Company's stockholders and supports the Company's strategy to attract and retain qualified employees.

     Administration. The Purchase Plan shall be administered by the Board of Directors or a committee appointed by the Board of Directors. All questions of interpretation of the Purchase Plan are determined by the Board of Directors or its committee, whose decisions are final and binding upon all participants.

     Eligibility. Any person who is an employee of the Company as of the offering date of a given offering period shall be eligible to participate in such offering period under the Purchase Plan, provided that such person was not eligible to participate in such Offering Period as of any prior offering date, and further, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

     Participation. Eligible employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the applicable offering date, unless a later time for filing the subscription agreement has been set by the Board of Directors for all eligible employees with respect to a given offering period.

     Offering Periods. The offering period for the Purchase Plan commenced on April 1, 1994 and ended on June 30, 1994. After such initial offering period, the Purchase Plan is implemented by consecutive six-month offering periods commencing on or about January 1 and July 1 of each year or on such date as the Board of Directors shall determine. The Board of Directors may change the duration of the offering periods without stockholder approval upon fifteen days prior notice.

     Payroll Deductions. The purchase price for the shares is accumulated by payroll deductions during the offering period. The deductions may not be less than 1% nor more than 10% of a participant's eligible aggregate compensation during the offering period. Eligible aggregate compensation is defined to include all regular straight time gross earnings and sales commissions, including payments for overtime, shift premiums, bonuses and other compensation earned during a given offering period. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period and may decrease or increase the rate of payroll deductions one time during any offering period. Payroll deductions shall commence on the first payroll following the first day of the offering period, and shall end on the last day of the offering period (the "exercise date") unless sooner terminated as provided in the Purchase Plan.

     Grant and Exercise of Option. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date (not to exceed $12,500) by the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or 85% of the fair market value of the Common Stock on the exercise date. The fair market value of the Common Stock on a given date shall be the closing sale price of the Common Stock for such date as reported by The Nasdaq National Market or, if such price is not reported, the means of the bid and asked prices per share of the Common Stock as reported by The Nasdaq National Market or, if listed on a stock exchange, the closing price on such exchange as of such date or, if not traded on such date, on the immediately preceding trading date as reported in The Wall Street Journal. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares will be exercised automatically on each exercise date for the maximum number of whole shares at the applicable price.

     Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any employee be granted an option that would permit the employee to buy pursuant to the Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

     Withdrawal; Termination of Employment. A participant's interest in a given offering may be terminated in whole, but not in part, at any time by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Any withdrawal by the participant of accumulated payroll deductions for a given offering automatically terminates the participant's interest in that offering.

     Transferability. Neither accumulated payroll deductions nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in the Purchase Plan) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Purchase Plan.

     Adjustments Upon Changes in Capitalization. In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made by the Board of Directors to the shares subject to purchase under the Purchase Plan and in the purchase price per share.

     In the event of the proposed dissolution or liquidation of the Company, the offering will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the Board of Directors decides to accelerate vesting of such options. If the Board of Directors accelerates vesting of such options, participants shall have 10 days to withdraw from the offering period or such options will be exercised automatically.

     Amendment or Termination. The Board of Directors may at any time terminate or amend the Purchase Plan, except that termination shall not affect options previously granted and no amendment may make any change in any option previously granted that adversely affects the rights of any participant. In addition, the Company shall obtain stockholder approval in such a manner and to such a degree as required to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation).

TAX INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally recognize taxable income, and the amount of the tax will depend upon the length of time the shares have been held by the participant. If the shares have been held by the participant for more than two years after the date of option grant, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the option price or (b) 15% of the fair market value of the shares at the time the option was granted will be treated as ordinary income. All additional gain upon the disposition will be treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the participant will have a long-term capital loss. If the shares are disposed of within two years of the date of grant, the excess of the fair market value of the shares on the exercise date over the option price will be treated as ordinary income. Any further gain or loss on such disposition will be capital gain or loss, and will be long-term if the shares are held for more than one year. Under current law, the maximum federal tax rate on net capital gain is 28% (for shares held at least 18 months, the maximum rate is 20%). Net capital gain is net long-term capital gain less net short-term capital loss, if any. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     Different rules may apply with respect to optionees subject to Section 16(b) of the Exchange Act. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two years from date of grant.

     THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE PURCHASE PLAN AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

                                   APPENDIX C

                SUMMARY OF THE 1993 DIRECTORS' STOCK OPTION PLAN

     The Company's 1993 Directors' Stock Option Plan (the "Directors' Plan") was approved by the Board of Directors and by the stockholders in March 1993. A total of 175,000 shares of Common Stock has been reserved for issuance under the Directors' Plan.

     Purpose. The purposes of the Directors' Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the outside directors of the Company to serve as directors and to encourage their continued service on the Board of Directors.

     Administration. Except as may otherwise be required pursuant to the terms of the Directors' Plan or applicable law, the Directors' Plan is administered by the Board of Directors. However, all options granted under the Directors' Plan are automatic and nondiscretionary. All decisions, determinations and interpretations of the Board of Directors shall be final and binding on all participants.

     Eligibility. Options may be granted only to the Company's outside directors. An outside director who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options in accordance with such provisions. The Directors' Plan defines the term "outside director" as a director of the Company's Board of Directors who is not otherwise an employee or a consultant of the Company.

     Terms of Options. Each current outside director was automatically granted an option to purchase sixteen thousand (16,000) shares on June 28, 1993. New outside directors will automatically be granted an option to purchase sixteen thousand (16,000) shares on the first business date of the fiscal year following such new outside director's election to the Board of Directors. On the first business date of each fiscal year, after June 28, 1993, during the term of the Directors' Plan, each outside director will automatically receive a nonstatutory stock option to purchase four thousand (4,000) shares of Common Stock.

     The term of each option is ten (10) years from the date of grant.

     Each option granted under the Directors' Plan shall be evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

     Exercise Price. The exercise price of options granted under the Directors' Plan shall be 100% of the fair market value per share on the date of grant. For so long as the Company's Common Stock is listed on The Nasdaq National Market or a stock exchange, the fair market value per share shall be the closing price on such system or exchange on the date of the grant of the option.

     Exercise of Option. Except as described below, options granted under the Directors' Plan are exercisable only while the optionee remains a director of the Company. If the proposed amendment to the Directors' Plan is approved, all options granted under the Directors' Plan will become exercisable as to 1/16th of the shares subject to such option on the last day of each calendar quarter beginning with the first full calendar quarter after the date of grant.

     An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. The consideration to be paid for the shares shall consist entirely of cash, check, other shares of Common Stock which (i) either have been owned by the optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option granted under this Directors' Plan shall be exercised, delivery of a properly executed exercise notice together with instructions to a broker to deliver to the Company the amount of sale proceeds required to pay the exercise price, or any combination of such methods of payment.

     Termination, Disability or Death. If an optionee ceases to serve as a director, other than due to death or permanent disability, such optionee may, but only within 30 days after the date he or she ceases to be a director of the Company, exercise his or her option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the optionee was not entitled to exercise an option at the date of such termination, or if the optionee does not exercise such option (which he or she was entitled to exercise) within the time specified, the option shall terminate.

     In the event an optionee is unable to continue service as a director as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), such optionee may, but only within six (6) months (or such other time not to exceed 12 months as is determined by the Board of Directors) from the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement), exercise his or her option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that the optionee was not entitled to exercise an option at the date of termination, or if the optionee does not exercise such option (which he or she was entitled to exercise) within the time specified, the option shall terminate.

     In the event of the death of an optionee while serving as a director for the Company, the option may be exercised at any time within six (6) months (or such lesser period of time as is determined by the Board of Directors) following the date of death, by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the optionee continued living and remained a director for six (6) months after the date of death. If the optionee dies within three (3) months (or such shorter period as is determined by the Board of Directors) of termination of status as a director, the option may be exercised at any time within six (6) months following the date of death by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     Nontransferability of Options. An option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

     Adjustments Upon Changes in Capitalization or Merger. In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made by the Board of Directors to the shares subject to purchase under the Directors' Plan and in the purchase price per share.

     In the event of the proposed dissolution or liquidation of the Company, the option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, then, to the extent unvested, each option shall become vested and exercisable as to an additional 25% of the shares subject to such option. If the successor corporation does not assume an outstanding option or substitute an equivalent option, the option will become fully vested and exercisable, including shares as to which the option would not otherwise be vested or exercisable. If an option becomes exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the participant shall have fifteen (15) days to exercise such option. In the event that the Company's independent public accountants determine that the acceleration of vesting of outstanding options (described above) upon a merger would preclude accounting for such merger as a pooling of interests, and the Board of Directors desires to approve such transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, then any such option acceleration shall be null and void, but only if the absence of such option acceleration would preserve the pooling treatment.

     Amendment and Termination. The Board of Directors may amend or terminate the Directors' Plan from time to time. Any such amendment or termination shall not impair the rights of any optionee unless mutually agreed otherwise between the optionee and the Company as evidenced in writing. The Company shall obtain stockholder approval for any Directors' Plan amendment to the extent necessary and desirable to comply with any applicable law, rule or regulation.

     The Directors' Plan shall continue in effect until 2003 unless terminated earlier by the Board of Directors.

TAX INFORMATION

     An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT OF OPTIONS AND PURCHASE OF SHARES UNDER THE DIRECTORS' PLAN, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE MAY RESIDE.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              AUSPEX SYSTEMS, INC.
               5200 Great America Parkway, Santa Clara, CA 95054
           ---------------------------------------------------------

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                               November 20, 1997



     The undersigned stockholder of Auspex Systems, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 14, 1997, and hereby appoints Bruce N. Moore and Kent L. Robertson, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of the Company to be held on November 20, 1997 at 9:00 a.m. local time, at the Santa Clara Convention Center, Conference Room 207, located at 5001 Great America Parkway, Santa Clara, California, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     This proxy, when properly executed, will be voted as directed below, or, if no direction is indicated, will be voted FOR proposals 1, 2, 3, 4 and 5, and as said proxies deem advisable on such other matters as may properly come before the meeting.

     Please mark votes as in this example: [X]

1. To elect one (1) Class II director of the Company to serve for a two-year term.

   [ ]  FOR the nominee listed below

   [ ]  WITHHOLD authority to vote for the nominee listed below

        Nominee:  R. Stephen Cheheyl

2. To approve the adoption of the Company's 1997          FOR   AGAINST  ABSTAIN
   Stock Plan and the reservation of 2,000,000            [ ]     [ ]      [ ]
   shares of Common Stock for issuance thereunder.

3. To approve a 500,000 share increase in the             FOR   AGAINST  ABSTAIN
   Common Stock issuable under the Company's              [ ]     [ ]      [ ]
   1993 Employee Stock Purchase Plan.

4. To approve amendments to the Company's 1993            FOR   AGAINST  ABSTAIN
   Directors' Stock Option Plan that (i) amend the        [ ]     [ ]      [ ]
   vesting of initial and annual stock option grants automatically awarded to the Company's directors thereunder and (ii) provide for the acceleration of vesting of such options upon the occurrence of certain events.

5. To ratify the appointment of Arthur Andersen LLP as    FOR   AGAINST  ABSTAIN
   the independent auditors of the Company for the        [ ]     [ ]      [ ]
   year ending June 30, 1998.

6. To transact such other business as Dated __________________________, 1997 may properly come before the meeting or any postponements or adjournments Signature: ___________________________ thereof.
                                          Signature: ___________________________

                                          Mark here for address change and
                                          note at left: [ ]

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE
               THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

                                   APPENDIX 1

                              AUSPEX SYSTEMS, INC.
                                 1997 STOCK PLAN


       1. Purposes of the Plan. The purposes of this Plan are:

          - to attract and retain the best available personnel for positions of substantial responsibility,

          - to provide additional incentive to Employees, Directors and Consultants, and

          -         to promote the success of the Company's business.

       Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

       2. Definitions. As used herein, the following definitions shall apply:

             (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

             (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

             (c) "Board" means the Board of Directors of the Company.

             (d) "Code" means the Internal Revenue Code of 1986, as amended.

             (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

             (f) "Common Stock" means the common stock of the Company.

             (g) "Company" means Auspex Systems, Inc., a Delaware corporation.

             (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

             (i) "Director" means a member of the Board.

             (j) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

             (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

             (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                   (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                   (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                   (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

             (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

             (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

             (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

             (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (r) "Option" means a stock option granted pursuant to the Plan.

             (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

             (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

             (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

             (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

             (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

             (x) "Plan" means this 1997 Stock Plan.

             (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

             (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

             (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

             (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

             (cc) "Service Provider" means an Employee, Director or Consultant.

             (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

             (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

             (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,000,000 Shares plus (i) the number of Shares reserved but unissued under the Company's 1988 Stock Option Plan (as amended) (the "1988 Plan") as of the date of stockholder approval of this Plan and (ii) any Shares returned to the 1988 Plan as a result of termination of options issued under the 1988 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

             If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

       4. Administration of the Plan.

             (a)   Procedure.

                   (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                   (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                   (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                   (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

             (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                   (i)   to determine the Fair Market Value;

                   (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                   (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                   (iv)   to approve forms of agreement for use under the Plan;

                   (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                   (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                   (vii)  to institute an Option Exchange Program;

                   (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                   (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                   (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                   (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                   (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                   (xiii)to make all other determinations deemed necessary or advisable for administering the Plan.

             (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

       5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

       6. Limitations.

             (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

             (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

             (c) The following limitations shall apply to grants of Options:

                   (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

                   (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                   (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                   (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

       7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

       8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

       9. Option Exercise Price and Consideration.

             (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                   (i)   In the case of an Incentive Stock Option

                         (A) granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                         (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                   (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                   (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

             (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

             (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                   (i)   cash;

                   (ii)  check;

                   (iii) promissory note;

                   (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                   (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                   (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                   (vii)  any combination of the foregoing methods of payment;
or

                   (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

       10. Exercise of Option.

             (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                   An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                   Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

             (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination in the case of an Incentive Stock Option and six (6) months following the Optionee's termination in the case of a Nonstatutory Stock Option. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (d) Death of Optionee. In the event of the death of an Optionee:

                   (i) during the term of the Option who is at the time of his or her death a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (in the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve
(12) months following Optionee's death, but in no event shall such period of time extend beyond the date of expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained a Service Provider for six (6) months after the date of his or her death, subject to the limitation set forth in Section 6(a); or

                   (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of the Optionee's status as a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the date of expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested at the date of termination.

                   If, at the time of death, the Optionee is not vested as to his or her entire Option, then subject to the additional vesting of Shares which may occur pursuant to Section 10(d)(i) hereof, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

       11.   Stock Purchase Rights.

             (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

             (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

             (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

             (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

       12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

       13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

             (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

             (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.


             (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, then, to the extent unvested, each outstanding Option shall become vested and exercisable as to an additional 1/16th of the Shares subject to the Option for each full year that such Option has been outstanding and the repurchase option for any Restricted Stock shall lapse as to an additional 1/16th of the Shares subject to the repurchase option for each full year since the purchase of the Restricted Stock. (In no event shall an Optionee obtain the right pursuant to this provision to exercise an Option or a Stock Purchase Right for more than 100% of the Optioned Stock originally granted in connection with such Option or Stock Purchase Right.) In addition, each outstanding Option and Stock Purchase Right may be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, (i) the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable and (ii) any repurchase rights for Restricted Stock shall lapse so that all Shares of Restricted Stock shall be vested. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. If the repurchase option on Restricted Stock lapses and the Restricted Stock becomes fully vested pursuant to this Section, then the Administrator shall notify the owner of the Restricted Stock in writing or electronically that the repurchase option has lapsed. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

             (d) Certain Business Combinations. In the event it is determined by the Company's independent public accountants that the acceleration of vesting of outstanding Options upon a merger in accordance with this Section would preclude accounting for such merger as a pooling of interests, and the Board otherwise desires to approve such transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, then any such option acceleration shall be null and void, but only if the absence of such option acceleration would preserve the pooling treatment.

       14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

       15. Amendment and Termination of the Plan.

             (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

             (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

             (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

       16. Conditions Upon Issuance of Shares.

             (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

       17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       19. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                              AUSPEX SYSTEMS, INC.
                                 1997 STOCK PLAN

                             STOCK OPTION AGREEMENT


       Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

       You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

       Grant Number
                                            -------------------------
       Date of Grant
                                            -------------------------
       Vesting Commencement Date
                                            -------------------------
       Exercise Price per Share             $
                                            -------------------------
       Total Number of Shares Granted
                                            -------------------------
       Total Exercise Price                 $
                                            -------------------------
       Type of Option:                             Incentive Stock Option
                                            ---
                                                   Nonstatutory Stock Option
                                            ---
       Term/Expiration Date:
                                            -------------------------

     Vesting Schedule:

       This Option may be exercised, in whole or in part, in accordance with the following schedule:

       [________% of the Shares subject to the Option shall vest _________ after the Vesting Commencement Date, and ______ of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.]

       Termination Period:

       This Option may be exercised for thirty (30) days after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for six (6) months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

       1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

             If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

       2.    Exercise of Option.

             (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

             (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Stock Administrator of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

             No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

       3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

             (a) cash; or

             (b) check; or

             (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

             (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

       4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

       5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

       6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

             (a)   Exercising the Option.

                   (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                   (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair

Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

             (b) Disposition of Shares.

                   (i) NSO. Generally, if the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the NSO Shares will be treated as capital gain, short-term or long-term depending on the period that the NSO Shares were held.

                   (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

             (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

       7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

       8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS

CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

       By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                   AUSPEX SYSTEMS, INC.



-----------------------------------         ------------------------------------
Signature                                   By

------------------------------------        ------------------------------------
Print Name                                  Title

------------------------------------
Residence Address

------------------------------------

                                    EXHIBIT A

                              AUSPEX SYSTEMS, INC.
                                 1997 STOCK PLAN

                                 EXERCISE NOTICE


Auspex Systems, Inc.
5200 Great America Parkway
Santa Clara, CA 95054


Attention:  Stock Administrator

       1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Auspex Systems, Inc. (the "Company") under and pursuant to the 1997 Stock Plan (the "Plan") and the Stock Option Agreement dated______, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $______, as required by the Option Agreement.

       2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

       3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

       4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

       5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

       6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                            Accepted by:

PURCHASER:                               AUSPEX SYSTEMS, INC.


----------------------------------       -------------------------------------
Signature                                By

----------------------------------       -------------------------------------
Print Name                               Its


Address:                                 Address:

                                         Auspex Systems, Inc.
----------------------------------       5200 Great America Parkway
                                         Santa Clara, CA 95054
----------------------------------
                                         -------------------------------------
                                         Date Received

                              AUSPEX SYSTEMS, INC.
                                 1997 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT


       Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Grantee's Name and Address]

       You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:


       Grant Number
                                            -------------------------
       Date of Grant
                                            -------------------------
       Price Per Share                      $
                                            -------------------------
       Total Number of Shares Subject
         to This Stock Purchase Right       -------------------------

       Expiration Date:
                                            -------------------------

       YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1997 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                    AUSPEX SYSTEMS, INC.

---------------------------                 --------------------------------
Signature                                   By

---------------------------                 --------------------------------
Print Name                                  Title

                                   EXHIBIT A-1

                              AUSPEX SYSTEMS, INC.
                                 1997 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

       Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

       WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

       WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Admin istrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

       NOW THEREFORE, the parties agree as follows:

       1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

       2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

       3.    Repurchase Option.

             (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

             (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

       4.    Release of Shares From Repurchase Option.

             (a) _______________________ percent (______%) of the Shares shall be released from the Company's Repurchase Option after the Date of Grant and __________________ percent (______%) of the Shares provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

             (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

             (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

       5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provi sions of this Agreement, other than by will or the laws of descent and distribution.

       6. Escrow of Shares.

             (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

             (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

             (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

             (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

             (e) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

       7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

       THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

       8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

       9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contem plated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

             THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

       10.   General Provisions.

             (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

             (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

             Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

             (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

             (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

             (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

             (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

       By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:
        ---------------------
PURCHASER:                                 AUSPEX SYSTEMS, INC.


------------------------------             ----------------------------------
Signature                                  By

------------------------------             ----------------------------------
Print Name                                 Title

                                   EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



          FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto __________________________________ (__________) shares of the
Common Stock of Auspex Systems, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

          This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19


                                    Signature:
                                              ------------------------------



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A-3

                            JOINT ESCROW INSTRUCTIONS


                                                              _________, 19_____

Corporate Secretary
Auspex Systems, Inc.
5200 Great America Parkway
Santa Clara, CA 95054


Dear             :
    -------------

       As Escrow Agent for both Auspex Systems, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

       1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

       2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

       3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

       4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

       5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

       6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

       7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

       8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

       9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

       10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

       11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

       12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

       13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

       14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

       15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


             COMPANY:               Auspex Systems, Inc.
                                    5200 Great America Parkway
                                    Santa Clara, CA 95054

             PURCHASER:
                                    -----------------------------

                                    -----------------------------

                                    -----------------------------


             ESCROW AGENT:          Corporate Secretary
                                    Auspex Systems, Inc.
                                    5200 Great America Parkway
                                    Santa Clara, CA 95054

       16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

       17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

       18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

                                          Very truly yours,

                                          AUSPEX SYSTEMS, INC.


                                          -------------------------------------
                                          By

                                          -------------------------------------
                                          Title

                                          PURCHASER:

                                          -------------------------------------
                                          Signature

                                          -------------------------------------
                                          Print Name


ESCROW AGENT:


-------------------------------------
Corporate Secretary

                                   EXHIBIT A-4

                                CONSENT OF SPOUSE


       I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Auspex Systems, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19


                                      ------------------------------------------
                                      Signature of Spouse

                                   EXHIBIT A-5

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

      NAME:                    TAXPAYER:                    SPOUSE:

      ADDRESS:

      IDENTIFICATION NO.:       TAXPAYER:                   SPOUSE:

      TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: shares (the "Shares") of the Common Stock of Auspex Systems, Inc. (the "Company").

3.    The date on which the property was transferred is:_____ , 19__.

4.    The property is subject to the following restrictions:

      The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

      $                .
        ---------------

6.    The amount (if any) paid for such property is:

      $                .
        ---------------

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:  ___________________, 19____   __________________________________________

                                      Taxpayer


The undersigned spouse of taxpayer joins in this election.

Dated:  ___________________, 19____   __________________________________________
                                      Spouse of Taxpayer

                                   APPENDIX 2

                              AUSPEX SYSTEMS, INC.

                        1993 EMPLOYEE STOCK PURCHASE PLAN

                       (As amended through September 1997)

        The following constitute the provisions of the 1993 Employee Stock Purchase Plan of Auspex Systems, Inc.

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.     Definitions.

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" shall mean the Common Stock, $0.001 par value, of the Company.

               (d) "Company" shall mean Auspex Systems, Inc., a Delaware corporation.

               (e) "Compensation" shall mean all regular straight time gross earnings, sales commissions, payments for overtime, shift premium, bonuses and other compensation, but excluding car allowances.

               (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

               (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

               (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

               (i) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

               (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (k) "Exercise Date" shall mean the last day of each Offering Period of the Plan.

               (l) "Offering Date" shall mean the first business day of each Offering Period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first business day of an Offering Period but prior to the first business day of the last calendar quarter of such Offering Period, the term "Offering Date" shall mean the first business day of the calendar quarter coinciding with or next succeeding the day on which that individual becomes an eligible Employee.

                    Options granted after the first business day of an Offering Period will be subject to the same terms as the options granted on the first business day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first business day of such Offering Period, a shorter term.

               (m) "Offering Period" shall mean a period of six (6) months.

               (n) "Plan" shall mean this Employee Stock Purchase Plan.

               (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        3.     Eligibility.

               (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, provided that such person was not eligible to participate in such Offering Period as of any prior Offering Date, and further, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

               (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offering Periods. The Plan shall be implemented by a series of Offering Periods, with new Offering Periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on April 1, 1994 and shall end on June 30, 1994 and the subsequent Offering Period will commence on July 1, 1994 or on such other date the Board shall determine. The Plan shall continue until terminated in accordance with Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

        5.     Participation.

               (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's Office of Human Resources 10 days prior to the applicable Offering Date, except that with respect to the first Offering Period only, an eligible Employee may become a participant in the Plan by completing a Subscription Agreement and filing it with the office of Human Resources no later than March 25, 1994. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

               (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in
Section 10.

        6.     Method of Payment of Contributions.

               (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

               (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may increase or decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

               (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall re-commence at the rate provided in such participant's subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

        7.     Grant of Option.

               (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

               (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

        8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant.

        9. Delivery. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant or as otherwise instructed by the participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be rolled over to the participant's account for the next Offering Period.

        10.    Withdrawal; Termination of Employment.

               (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

               (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contri butions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

               (c) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.


        11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

        12.    Stock.

               (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

               (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

               (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        13. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

        14.    Designation of Beneficiary.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such partici pant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such parti cipant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, depen dent or relative is known to the Company, then to such other person as the Company may designate.

        15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Section 10.

        16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segre gate such Contributions.

        17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

        18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

        In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration

(whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

        The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

        19.    Amendment or Termination.

               (a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

               (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        22. Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 19.

                                                             New Election ______
                                                       Change of Election ______


                              AUSPEX SYSTEMS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT



        1. I, ________________________, hereby elect to participate in the Auspex Systems, Inc. Employee Stock Purchase Plan (the "Plan") for the Offering Period ______________, 199__ to _______________, 199__, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

        2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 10% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

        3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Exercise Date of the Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

        4. I understand that I may discontinue at any time prior to the Exercise Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that on one occasion only during the Offering Period I may increase or decrease the rate of my Contributions during the Offering Period by completing and filing with the Company a new Subscription Agreement. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new Subscription Agreement.

        5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Auspex Systems, Inc. Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

        6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):


------------------------


------------------------

        7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:


NAME:  (Please print)
                                    -------------------------------------
                                         (First)   (Middle)    (Last)

---------------------               -------------------------------------
(Relationship)                      (Address)

                                    -------------------------------------


        8. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the date of the end of the Offering Period, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at transfer. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

           I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

        9. If I dispose of such shares at any time after expiration of the 2-year and 1 year holding periods, I understand that I will be treated for federal income tax purposes as having received com pensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

           I understand that this tax summary is only a summary and is subject to change.

    10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

        I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



SIGNATURE:
            ----------------------------------

SOCIAL SECURITY #:
                    --------------------------
DATE:
       ---------------------------------------


SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):


------------------------------
(Signature)


------------------------------
(Print name)

                              AUSPEX SYSTEMS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



        I, __________________________, hereby elect to withdraw my participation in the Auspex Systems, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") for the Offering Period _________. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

        I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

        I understand that my withdrawal from this Offering will not affect my eligibility to participate in a succeeding offering period or in any similar plan that may hereafter be adopted by the Company. I understand and agree, however, that I will be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.

        I understand that if I am an officer or director of the Company and other person subject to Section 16 of the Securities and Exchange Act of 1934, under rules promulgated by the U.S. Securities and Exchange Commission I may not re-enroll in the Stock Purchase Plan for a period of six (6) months after withdrawal.


Dated:
      -------------------     -------------------------------------------
                              Signature of Employee


                              --------------------------------------------
                              Social Security Number

                                   APPENDIX 3

                              AUSPEX SYSTEMS, INC.

                        1993 DIRECTORS' STOCK OPTION PLAN
                       (AS AMENDED THROUGH SEPTEMBER 1997)

        1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

            All options granted hereunder shall be "nonstatutory stock options".

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" shall mean the Common Stock of the Company.

               (d) "Company" shall mean Auspex Systems, Inc., a Delaware corporation.

               (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

               (f) "Director" shall mean a member of the Board.

               (g) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

               (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (i) "Option" shall mean a stock option granted pursuant to the Plan.

               (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

               (k) "Optionee" shall mean an Outside Director who receives an Option.

               (l) "Outside Director" shall mean a Director who is not an Employee.

               (m) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (n) "Plan" shall mean this 1993 Directors' Stock Option Plan.

               (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

               (p) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 175,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

        4. Administration of and Grants of Options under the Plan.

               (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

               (b) Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                      (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                      (ii) Each current Outside Director and each Outside Director who first becomes a member of the Board of Directors after the date the Company first registers any class of any equity security pursuant to the Exchange Act shall be automatically granted an Option to purchase 16,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with
Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

                      (iii) Each Outside Director, whether first elected or appointed a member of the Board of Directors before or after the Company first registers any class of any equity security pursuant to the Exchange Act, shall be automatically granted an Option to purchase 4,000 Shares (a

"Subsequent Option") on the first business day of the Company's fiscal year of each year, if on such date, he or she shall have served on the Board for at least six (6) months.

                      (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                       (v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

                      (vi) The terms of a First Option granted hereunder shall be as follows:

                             (A) the First Option shall be exercisable only
while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                             (B) the exercise price per Share shall be 100% of
the fair market value per Share on the date of grant of the First Option.

                             (C) the First Option shall become exercisable in
installments cumulatively as to 1/16th of the Shares subject to the First Option on the last day of each calendar quarter beginning with the first full calendar quarter after the date of grant of the First Option.

                      (vii) The terms of a Subsequent Option granted hereunder shall be as follows:

                             (A) the Subsequent Option shall be exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                             (B) the exercise price per Share shall be 100% of
the fair market value per Share on the date of grant of the Subsequent Option.

                             (C) the Subsequent Option shall become exercisable
in installments cumulatively as to 1/16th of the Shares subject to the Subsequent Option on the last day of each calendar quarter beginning with the calendar quarter in which the Subsequent Option is granted.

               (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be deter mined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

               (e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

        5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

               The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

        6. Term of Plan; Effective Date. The Plan shall become effective on June 28, 1993. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

        7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

        8.     Exercise Price and Consideration.

               (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

               (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal.

               (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), delivery of a properly executed exercise notice together with instructions to a broker to deliver promptly to the Company the amount of sale proceeds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

         9.    Exercise of Option.

               (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within three (3) months (or such other period of time not exceed ing six (6) months as is determined by the Board) after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

               (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue
Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in
Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

               (d) Death of Optionee. In the event of the death of an Optionee:

                       (i) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Board) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

                      (ii) within three (3) months (or such lesser period of time as is determined by the Board) after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

        10. Nontransferability of Options. Unless otherwise provided for by the Board, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

        11. Adjustments Upon Changes in Capitalization or Merger.

               (a) Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such out standing Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) Dissolution; Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

               (c) Merger; Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, then, to the extent the Option is unvested, the Option shall become vested and exercisable as to an additional 25% of the Shares subject to such Option, in addition to any Shares which may have already vested under such Option (up to a maximum of 100% of the Optioned Stock originally granted). In addition, the outstanding Options may be assumed or an equivalent option may be substituted by the successor corporation or a parent or subsidiary thereof (the "Successor Corporation"). If the Successor Corporation does not assume an outstanding Option or substitute an equivalent option then, the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If an Option becomes exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be exercisable for a period of fifteen
(15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

        For the purposes of this Section 11(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

               (d) Certain Business Combinations. In the event it is determined by the Company's independent public accountants that the acceleration of vesting of outstanding Options upon a merger pursuant to this Section would preclude accounting for such merger as a pooling of interests, and the Board desires to approve such merger which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, then any such option acceleration shall be null and void, but only if the absence of such option acceleration would preserve the pooling treatment.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        13. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with any applicable law or regulation, the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

               (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agree ment must be in writing and signed by the Optionee and the Company.

        14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

               Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

    17. Stockholder Approval.

               (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

               (b) Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

    18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to stock holders, proxy statements and other information provided to all stockholders of the Company.

                              AUSPEX SYSTEMS, INC.

                 DIRECTOR'S NONSTATUTORY STOCK OPTION AGREEMENT
                                 (FIRST OPTION)

        Auspex Systems, Inc., a Delaware corporation (the "Company"), has granted to 1 (the "Optionee"), an option to purchase a total of 16,000 shares of the Company's Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provi sions of the 1993 Directors' Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

        1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

        2. Exercise Price. The exercise price is $2 for each share of Common Stock, which is 100% of the fair market value of the Common Stock on the date of grant of this Option.

        3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

               (i)Right to Exercise.

                      (a) This Option shall become exercisable in installments, to the extent of 25% of the Shares (4,000 Shares) subject to the Option on the first, second, third and fourth anniversaries of the date of the grant of this Option specified on the signature page; provided, however, that in no event shall this Option be exercisable until stockholder approval of the Plan has been obtained in accordance with Section 17 thereof.

                      (b) This Option may not be exercised for a fraction of a share.

                      (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

               (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

        4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               (i)   cash;

               (ii)  check;

               (iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

               (iv) delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price.

        5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would consti tute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. Termination of Status as a Director. If Optionee ceases to serve as a Director, he may, but only within thirty (30) days after the date he ceases to be a Director of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

        7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, if Optionee is unable to continue his service as a Director as a result of his total and permanent disability (as defined in Section 22(e) (3) of the Internal Revenue Code), he may, but only within six (6) months from the date of termination, exercise this Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

        8. Death of Optionee. In the event of the death of Optionee:

               (i) during the term of this Option and while a Director of the Company and having been in Continuous Status as a Director since the date of grant of this Option, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as a Director for six (6) months after the date of death; or

               (ii) within thirty (30) days after the termination of Optionee's Continuous Status as a Director, this Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs; successors and assigns of the Optionee.

        10. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        11. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. The Company may require the Optionee to make a cash payment to cover any applicable withholding tax liability as a condition of exercise of this Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option will be treated as capital gain or loss.

DATE OF GRANT:  3
                                            AUSPEX SYSTEMS, INC.,
                                            a Delaware corporation


                                            By:
                                                ---------------------------

        Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

        Dated:
               ------------------


                                            ------------------------
                                            Optionee

                              AUSPEX SYSTEMS, INC.

                 DIRECTOR'S NONSTATUTORY STOCK OPTION AGREEMENT
                               (SUBSEQUENT OPTION)

        Auspex Systems, Inc., a Delaware corporation (the "Company"), has granted to 1 (the "Optionee"), an option to purchase a total of 4,000 shares of the Company's Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provi sions of the 1993 Directors' Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

        1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

        2. Exercise Price. The exercise price is $2 for each share of Common Stock, which is 100% of the fair market value of the Common Stock on the date of grant of this Option.

        3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

               (i)    Right to Exercise.

                      (a) This Option shall become exercisable to the extent of all the Shares subject to the Option on the fourth anniversary of the date of the grant of this Option specified on the signature page; provided, however, that in no event shall this Option be exercisable until stockholder approval of the Plan has been obtained in accordance with Section 17 thereof.

                      (b) This Option may not be exercised for a fraction of a share.

                      (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

            (ii)Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

        4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               (i)    cash;

               (ii)  check;

               (iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

               (iv) delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price.

        5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. Termination of Status as a Director. If Optionee ceases to serve as a Director, he may, but only within thirty (30) days after the date he ceases to be a Director of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

        7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, if Optionee is unable to continue his service as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within six (6) months from the date of termination, exercise this Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

        8. Death of Optionee. In the event of the death of Optionee:

               (i) during the term of this Option and while a Director of the Company and having been in Continuous Status as a Director since the date of grant of this Option, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as a Director for six (6) months after the date of death; or

            (ii) within thirty (30) days after the termination of Optionee's Continuous Status as a Director, this Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        10. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. The Company may require the Optionee to make a cash payment to cover any applicable withholding tax liability as a condition of exercise of this Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option will be treated as capital gain or loss.

DATE OF GRANT:  3

                                               AUSPEX SYSTEMS, INC.,
                                               a Delaware corporation


                                               By:
                                                   -----------------------------

                                               Title:
                                                     ---------------------------

         Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

        Dated:
               -----------------
                                                  ------------------------------
                                                  Optionee



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